U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 10, 1997

                           ROCHEM ENVIRONMENTAL, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

             UTAH                                         76-0422968
(STATE OF INCORPORATION)                    (IRS EMPLOYER IDENTIFICATION NUMBER)

      610 N. MILBY ST.
       HOUSTON, TEXAS                                     77003
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

      Registrant's telephone number, including area code: (713) 224-7626
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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            Inapplicable

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            Inapplicable

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            Inapplicable

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT


ITEM 5.     OTHER INFORMATION

            Inapplicable

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

            On January 14, 1997, Mr. Ralph Isham informed the Board of Directors of Rochem Environmental, Inc. that he was resigning as a member of the Board of Directors effective January 10, 1997. Mr. Isham did not have a disagreement with the Company on any matter relating to its operations, policies or practices.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            Inapplicable

ITEM 8.     CHANGE IN FISCAL YEAR

            Inapplicable

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       ROCHEM ENVIRONMENTAL, INC.
                                                  (Registrant)

Date:  January 23, 1997                By:      /s/ ERICK J. NEUMAN
                                          Erick J. Neuman, President;
                                          Secretary; Chief Executive Officer,
                                          Chief   Financial    Officer,    and
Principal
                                          Accounting Officer

Date:  January 23, 1997                By:      /s/ WILLIAM E. BRACKEN
                                          William E. Bracken, Vice President

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